Exhibit 10.2

AMENDMENT AND CONSENT AGREEMENT

This Amendment and Consent Agreement (“Agreement”) is made and entered into as of December 31, 2013 by and among MEDL Mobile Holdings, Inc., a Nevada corporation (the “Company”), and Alpha Capital Anstalt (“Subscriber”).  Capitalized terms used but not defined herein will have the meanings assigned to them in the Securities Purchase Agreement and Warrant (as defined below).

WHEREAS, at and about March 28, 2012, the Company and the Subscriber entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) and other agreements executed and/or delivered in connection therewith (collectively, “Transaction Documents”); and

WHEREAS, at and about March 28, 2012, the Company issued to the Subscriber a warrant to purchase 1,000,000 shares of the Company’s common stock (the “Warrants”); and

WHEREAS, the Company intends to sell to Subscriber, and Subscriber intends to purchase from the Company, 2,000,000 shares of the Company’s common stock for an aggregate of $550,000.00 (the “Proposed Sale”), a per share purchase price of $0.275 ; and

NOW, THEREFORE, the Company and the Subscriber hereby agree as follows:

1.

Upon the closing of the Proposed Sale, the Company will issue the Subscriber an additional 2,454,545 shares of its common stock and the exercise price of the Warrants is reduced to $0.30 and the number of shares purchasable under the warrant is increased to 3,000,000 subject to further modifications as set forth in the Warrant.

2.

The Subscriber hereby waives all of the restrictions set forth in Section 8(o) of the Securities Purchase Agreement, waives the restriction on the Company issuing shares of its common stock at a price less than $0.50 per share and Sections 8(o) and 10(a) of the Securities Purchase Agreement shall be of no further force and effect.

3.

The number of shares issuable to employees of the Company under the Company’s 2011 Equity Incentive Plan as set forth in section (c) on schedule 5(d) of the Subscription Agreement is increased to 10,000,000.

4.

Section (A) in the definition of “Excepted Issuance” of the Warrant is deleted and replaced with “(A) shares of Common Stock or options to employees, officers, consultants or directors of the Company pursuant to any stock option plan of the Company in effect on the date hereof on the terms in effect on the date hereof, and any future stock option plans adopted by the Company’s board of directors,”

5.

The following is added as section 8(p) of the Securities Purchase Agreement:

“Purchase Price Reset. From the date of this Agreement until the Subscriber and its permitted assigns no longer holds any Securities, in the event that the Company issues or sells any shares of Common Stock or any Common Stock Equivalent (as defined below)(calculated on an as converted, as exercised basis) pursuant to which shares of Common Stock may be acquired at a price less than $0.275 (a “Share Dilutive Issuance”), except for Exempt Issuances, then the Company shall promptly issue additional shares of Common Stock to the Subscriber who held outstanding Shares on the date of such Share Dilutive Issuance, for no additional consideration, in an amount sufficient that (a) the aggregate Subscription Amount paid at the Closing, for such outstanding Shares held by Subscriber on the date of such Share Dilutive Issuance, when divided by (x) the sum of (i) the total number of outstanding Shares held by the Purchasers on the date of such Share Dilutive Issuance and (ii) all Additional Shares issued with respect to such outstanding Shares held by the Subscriber on the date of such Share Dilutive Issuance that were issued as a result of Share Dilutive Issuances that occurred prior to such Share Dilutive Issuance, will equal the price per share of Common Stock in such Share Dilutive Issuance, (each such adjustment, a “Share Dilution Adjustment”, and such shares, the “Additional Shares”).   The Additional Shares to be issued in a Share Dilution Adjustment shall be issued by the Company to the Subscriber who held outstanding Shares on the date of the applicable Share Dilutive Issuance (in proportion to the number of such Shares held by Subscriber on the date of such Share Dilutive Issuance).  Such Share Dilution Adjustment shall be made successively whenever such an issuance is made. Such Additional Shares must be delivered to the Subscriber not later than the date the Share Dilutive Issuance occurs.  “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.  “Exempt Issuances” means (i) Company securities issued or issuable upon a stock split, stock dividend, or any subdivision of Company securities, (ii) Company securities issued or issuable as full or partial consideration in connection with a strategic merger, acquisition, exchange, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights, (iii) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights, (iv) the Company’s issuance of  bona fide options to purchase Common Stock to employees, directors, and consultants, pursuant to plans that have been approved by a majority of the members of the board of directors of the Company or are in existence as such plans are constituted on the date of this Agreement, and (v) securities issued or issuable upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Closing Date.

6.

The Company warrants to the Subscriber that both this Agreement and any participation by the Subscriber in the Proposed Sale will not affect the holding periods of any securities issued to the Subscriber pursuant to the Securities Purchase Agreement.

7.

Except as explicitly modified herein the terms of the Securities Purchase Agreement and Transaction Documents remain in full force an effect.

8.

This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.  This Agreement will be effective only if it is entered into by the Company and all of the Subscribers identified on the signature page hereto.

9.

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery).  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of the documents contemplated herein, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

10.

No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the parties or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

11.

The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision.

This Agreement shall be included in the definition of Transaction Documents.

12.

Except as expressly set forth herein, this Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Subscriber, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Subscriber may be parties to, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  Except as set forth herein, the Subscriber reserves all rights, remedies, powers, or privileges available under the Transaction Documents and any other agreement to which the Subscriber may be parties to, at law or otherwise.  This Waiver shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Subscriber may be a party to.

(Signatures to follow)

IN WITNESS WHEREOF, the Company and the undersigned Subscribers have caused this Amendment and Consent Agreement to be executed as of the date first written above.

“COMPANY”

MEDL MOBILE HOLDINGS, INC.

_______________________________

By: Andrew Maltin

Title: Chief Executive Officer

“SUBSCRIBER”

ALPHA CAPITAL ANSTALT

_______________________________

By:

Title:

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